Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Dynamic Ventures, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Eric Boehnke, President and Treasurer, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 12, 2003                       By:  /s/Eric Boehnke
                                              ---------------
                                              Name: Eric Boehnke
                                              Title: President and Treasurer
                                              (Principal Executive Officer and
                                              Principal Financial Officer )


A signed original of this written statement required by Section 906 has been provided to Dynamic Ventures Inc. and will be retained by Dynamic Ventures Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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